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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K/A No. 1


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): January 26, 1999



                               T R FINANCIAL CORP.
               (Exact name of registrant as specified in charter)


         DELAWARE
      (State or other               0-21386                     11-3154382
      jurisdiction of             (Commission                 (IRS Employer
      incorporation)              File Number)             Identification No.)


                   1122 FRANKLIN AVENUE, GARDEN CITY, NEW YORK
                 11530 (Address of principal executive offices,
                               including zip code)


       Registrant's telephone number, including area code: (516) 742-9300


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





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ITEMS 1, 2, 3 AND 4.  NOT APPLICABLE.

ITEM 5.           OTHER EVENTS

         On January 26, 1999, T R Financial Corp. ("T R Financial") issued a press release setting forth limited financial information for the three months and year ended December 31, 1998. This press release is attached hereto as
Exhibit 99 and is incorporated herein by reference.

ITEM 6.           NOT APPLICABLE.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c) Exhibits. The following Exhibits are filed as part of this report:


    EXHIBIT NO.                                  DESCRIPTION
    -----------                                  -----------
         99                 Press Release issued on January 26, 1999.


ITEM 8.           NOT APPLICABLE.

ITEM 9.           NOT APPLICABLE.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        T R FINANCIAL CORP.


                                        By: /s/ Dennis E. Henchy
                                            --------------------------------
                                                Dennis E. Henchy
                                                Executive Vice President and
                                                Chief Financial Officer

Date:    February 10, 1999


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                                  EXHIBIT INDEX



          EXHIBIT                               DESCRIPTION
          -------                               -----------
             99             Press Release issued January 26, 1999










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